Exhibit 10.25

SECOND AMENDMENT TO DEBENTURES AND AMENDMENT TO WARRANTS

This SECOND AMENDMENT TO DEBENTURES AND AMENDMENT TO WARRANTS (this “Amendment”) is dated as of February 4, 2021, and is by and among DISCOVERY ENERGY CORP., a Nevada corporation (the “Company”), DEC FUNDING LLC, a Texas limited liability company (“Original Purchaser”). TEXICAN ENERGY CORPORATION, a Texas corporation (“New Purchaser”) and, for purposes of Section 4, DISCOVERY ENERGY SA PTY LTD, a company formed under the Jaws of Australia (“Australian Subsidiary”). The Company, Original Purchaser, New Purchaser and, for purposes of Section 4, the Australian Subsidiary are hereinafter sometimes collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS, the Company, Original Purchaser and New Purchaser are party to (i) that certain Securities Purchase Agreement dated May 27, 2016, as amended by the First Amendment to Securities Purchase Agreement dated August 16, 2016, the Second Amendment to Securities Purchase Agreement dated February 15, 2017, the Third Amendment to Securities Purchase Agreement, Amendment to Debentures and Reaffirmation of Security Docwnents dated September 19, 2017 and the Fourth Amendment to Securities Purchase Agreement and Amendment to Debentures dated October 18, 2019 (the “SPA”) and (ii) certain Debentures issued by the Company pursuant to the SPA, as amended prior to the date hereof;

WHEREAS, in connection with the SPA and the Debentures, the Company issued in favor of Original Purchaser certain Warrants (as defined in the SPA);

WHEREAS, each of the Parties hereto hereby desires to amend the Debentures to, among other agreements set forth herein, extend the “Maturity Date” (as defined in the Debentures) and the Company and Original Purchaser desire to amend the Warrants, to extend the” Termination Date” (as defined in the Warrants), as set forth more fully herein;

WHEREAS, subject to the satisfaction of the conditions precedent set forth herein, the Parties desire to amend the Debentures and the Warrant.

NOW, THEREFORE, IN CONS!DERATION of the mutual covenants contained in this Amendment, and for other good and valuable considerationt,he receipt and adequacy of which are hereby acknowledged, the Company, Original Purchaser and New Purchaser agree as follows:

1. Definitions. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given such terms in the SPA. The SPA, after giving effect to this Amendment, is hereinafter referred to as the “Agreement”.

2. Amendments to Debentures. Subject to the satisfaction of the conditions precedent set forth in Section 6, each of the Company, Original Purchaser and New Purchaser agree to amend the Debentures as follows:

(a) The definition of “Maturity Date” in the Debentures is hereby amended by replacing the reference therein to “May 27, 2021” with a reference to December 31, 2023”.

(b) Section 2(a)(i) of the Debentures (Interest) is hereby amended by inserting the phrase “and on May 27, 2021” immediately succeeding the reference therein to “on the last day of each calendar quarter”, with the Parties’ intention to pay in kind and add to the then principal balance interest accrued and unpaid through May 27, 2021.

3. Amendments to Warrants. Subject to the satisfaction of the conditions precedent set forth in Section 6, each of the Company and Original Purchaser agree to amend the Warrants by redefining the “Termination Date” as set forth in each of the Warrants to mean “December 31, 2023”. From and after the date of this Amendment, each of the Parties hereto hereby agrees that the “Warrants” referenced in the SPA shall mean and be a reference to the Warrants as amended hereby.

4. Issuance of Warrants to Original Purchaser. Promptly following May 27, 2021, the Company shall deliver to Original Purchaser a Warrant registered in the name of Original Purchaser to purchase a number shares of Common Stock equal to the product of (a) the amount of interest capitalized and added to the principal balance of the Debentures owing to the Original Purchaser on May 27, 2021 and (b) 3.75, with an exercise price equal to $0.20 per share of Common Stock, subject to adjustment as set forth therein, and an expiration date of December 31, 2023.

5. Reaffirmation of Security Documents. Nothing contained herein or done pursuant hereto shall affect or be construed to affect the security interest, lien, charge or encumbrance heretofore granted and/or any guaranty provided by the Company and/or the Australian Subsidiary to the Purchasers (including to the Original Purchaser, in its capacity as agent), or the priority thereof over other liens and security interests, or to release or affect the liability of the Company and/or the Australian Subsidiary pursuant to the Security Documents. The Company and Australian Subsidiary hereby (a) reaffirm all of the Security Documents and all security interests, liens, charges, encumbrances or guaranties provided therein and (b) confirm that all such security interests, liens, charges, encumbrances or guaranties shall secure and guaranty the Company’s obligations under the Debentures purchased by Original Purchaser and New Purchaser pursuant to the SPA.

6. Conditions Precedent. This Amendment and the agreements of the Parties hereunder are subject to the satisfaction of the following condition precedent:

(a) Each Party shall have delivered an executed counterpart of its signature page to this Amendment to each other Party.

7. Representations and Warranties.

(a) As of the date of the effectiveness of this Amendment, and after giving effect to the amendments in Section 2, the Company hereby represents and warrants to New Purchaser and Original Purchaser that the representations and warranties of the Company and its Subsidiaries contained in the Agreement and in each other Transaction Document are true and correct on and as of such date (unless as of a specific date therein in which case they shall be accurate as of such date).

(b) As of the date of the effectiveness of this Amendment, New Purchaser hereby represents and warrants to the Company that the representations and warranties applicable to New Purchaser contained in the Agreement are true and correct on and as of such date.

8. Miscellaneous.

(a) Each of the Parties acknowledges and agrees that from and after the date of the effectiveness of this Amendment, (i) each reference in the SPA to “this Agreement”, “herein”, “hereof’’, “hereunder” or other words of like import shall mean and be a reference to the Agreement and (ii) each reference in the Debentures to “this Debenture”, “herein”, “hereof, “hereunder” or other words of like import shall mean and be a reference to such Debenture, as amended hereby. Each Debenture hereafter issued shall contain the amended provisions contained herein rather than those related provisions contained in any previously approved form of Debenture.

(b) This Amendment, the Agreement and the other Transaction Documents (as amended hereby), together with the exhibits and schedules thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c) SECTIONS 5.6 (HEADINGS), 5.9 (GOVERNING LAW), 5.11 (EXECUTION), 5.15 (REMEDIES), 5.18 (INDEPENDENT NATURE, ETC.), 5.21 (CONSTRUCTION) AND 5.22 (WAIVER OF JURY TRIAL) OF THE SPA ARE HEREBY INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDTS, AS A PART HEREOF FOR ALL PURPOSES.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized.

COMPANY:

DISCOVERY ENERGY CORP.

By:	/s/ Keith D. Spickelmier
Keith D. Spickelmier, Chairman

ORIGINAL PURCHASER:

DEC FUNDING LLC

By:	/s/ Steven Webster
Steven Webster, Manager

NEW PURCHASER:

TEXICAN ENERGY CORPORATION

By:	/s/ Robert Blevin
Name:	Robert Blevin
Title:	CEO

For purposes of Sections 4 and 5 only:

DISCOVERY ENERGY SA PTY LTD

By:	/s/ William E. Begley
Name:	William E. Begley
Title:	Directeor

Signature Page to Second Amendment to Debentures and Amendment to Warrants